                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No. )

Filed by the Registrant                              /X/
Filed by a Party other than the Registrant           / /

Check the appropriate box:

/ /       Preliminary Proxy Statement
/ /       Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
/X/       Definitive Proxy Statement
/ /       Definitive Additional Materials
/ /       Soliciting Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12

                         Aurora Biosciences Corporation
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies:

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2.       Aggregate number of securities to which transaction applies:

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3.       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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5.       Total fee paid:

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/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.       Amount Previously Paid:

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7.       Form, Schedule or Registration Statement No.:

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9.       Date Filed:

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

                         AURORA BIOSCIENCES CORPORATION
                              11010 Torreyana Road
                               San Diego, CA 92121


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD ON MAY 4, 1999

TO THE STOCKHOLDERS OF AURORA BIOSCIENCES CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AURORA BIOSCIENCES CORPORATION, a Delaware corporation (the "Company"), will be held on Tuesday, May 4, 1999 at 2:00 p.m. local time at the Company's offices at 11010 Torreyana Road, San Diego, California, 92121, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve the Company's 1996 Stock Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares.

3. To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 300,000 shares.

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 19, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                      By Order of the Board of Directors


                                      /s/ Tom Coll

                                      Thomas A. Coll
                                      Secretary

San Diego, California
April 1, 1999

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                         AURORA BIOSCIENCES CORPORATION
                              11010 Torreyana Road
                               San Diego, CA 92121

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                   May 4, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Aurora Biosciences Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 4, 1999, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's offices at 11010 Torreyana Road, San Diego, California, 92121. The Company intends to mail this proxy statement and accompanying proxy card on or about April 1, 1999 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on March 19, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 19, 1999, the Company had outstanding and entitled to vote 17,042,549 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 11010 Torreyana Road, San Diego, California, 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 2, 1999. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also December 2, 1999. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are seven nominees for the seven Board positions presently authorized in the Company's By-laws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, all such directors having been elected by the stockholders.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         The names of the nominees and certain information about them are set forth below:

NAME                                     AGE     PRINCIPAL OCCUPATION/POSITION HELD WITH THE COMPANY
Timothy J. Rink, M.D., Sc.D.              52     Chairman of the Board, President and Chief Executive Officer
James C. Blair, Ph.D. (1)                 59     Member, Board of Directors
Kevin J. Kinsella (1)                     53     Member, Board of Directors
Hugh Y. Rienhoff, Jr., M.D. (1) (2)       46     Member, Board of Directors
Lubert Stryer, M.D.                       61     Member, Board of Directors
Roy A. Whitfield                          45     Member, Board of Directors
Timothy J. Wollaeger (2)                  55     Member, Board of Directors

-----------------------
(1)      Member of the Compensation Committee
(2)      Member of the Audit Committee

         TIMOTHY J. RINK has served as Chairman of the Board, President and Chief Executive Officer of the Company since January 1996. From 1990 through 1995, Dr. Rink served as President and Chief Technical Officer of Amylin Pharmaceuticals, Inc. ("Amylin"), a publicly held biopharmaceutical company. Dr. Rink was Vice

President, Research at SmithKline Beecham in the U.K. from 1984 to 1989, and previously was Lecturer in Physiology at the University of Cambridge. Dr. Rink currently serves as a director of CoCensys, Inc., a publicly-held biopharmaceutical company. Dr. Rink received his M.A., M.D. and Sc.D. from the University of Cambridge, England.

         JAMES C. BLAIR has been a director of the Company since March 1996. Dr. Blair has been a managing member of Domain Associates, L.L.C., a venture capital investment firm, since 1985. From 1969 to 1985, Dr. Blair was an officer of three investment banking and venture capital firms. Dr. Blair is a director of Amylin Pharmaceuticals, Inc., CoCensys, Inc., Dura Pharmaceuticals, Inc., Trega Biosciences, Inc. and Vista Medical Technologies, Inc. Dr. Blair received a B.S.E. from Princeton University and M.S.E. and Ph.D. degrees in Electrical Engineering from the University of Pennsylvania.

         KEVIN J. KINSELLA, a founder of the Company, has been a director of the Company since its inception in May 1995. He currently serves as Chairman, Chief Executive Officer and President of ANCILE Pharmaceuticals, Inc., a privately-held biopharmaceutical company. Mr. Kinsella founded Sequana Therapeutics, Inc., in February 1993 and served as President, Chief Executive Officer and a member of the Board of Directors until its merger into AxyS Pharmaceuticals, Inc. in January 1998. He was the Managing General Partner of Avalon Ventures, a venture capital firm which established over thirty companies, many of which are in the biopharmaceutical field. He was the founding chairman of Athena Neurosciences Inc., ONYX Pharmaceuticals and Vertex Pharmaceuticals Inc.. He received a B.S. from the Massachusetts Institute of Technology and an M.A. from the Johns Hopkins School of Advanced International Studies.

         HUGH Y. RIENHOFF, JR. has been a director of the Company since March 1996. Dr. Rienhoff is currently Chief Executive Officer of Kiva Genetics, Inc., which he founded in September 1998. Until April 1998, Dr. Rienhoff served as a director of Abingworth Management Limited, a venture capital investment firm. From 1992 to 1997, Dr. Rienhoff held various positions at New Enterprise Associates Development Corporation, where he most recently served as Partner. He is a director of Microcide Pharmaceuticals, Inc.. Dr. Rienhoff received an M.D. degree from The Johns Hopkins University School of Medicine and a B.A. degree in English Literature and Biology, with honors, from Williams College.

         LUBERT STRYER has been a director of the Company since March 96, and currently serves as a scientific advisor of the Company. He is a Winzer Professor in the School of Medicine and Professor of Neurobiology at Stanford University and is a director of Affymetrix, Inc. ("Affymetrix"). He served as President and Scientific Director of Affymax Research Institute in 1989 and 1990. He is co-inventor of Affymetrix's light-directed synthesis technology. Dr. Stryer has pioneered the development of novel fluorescence detection techniques and holds ten patents involving fluorescence and light-activated chemical syntheses. Dr. Stryer is the author of BIOCHEMISTRY, a major text used widely in colleges and universities around the world. Dr. Stryer received the American Chemical Society Award in Biological Chemistry (the Eli Lilly Award) and is a member of the National Academy of Sciences and received an honorary Doctor of Science from The University of Chicago. Dr. Stryer received his M.D. degree from Harvard University and his B.S. degree from the University of Chicago.

         ROY A. WHITFIELD has been a director of the Company since September 1997. Mr. Whitfield is the Chief Executive Officer of Incyte Pharmaceuticals, Inc. ("Incyte"), a position he has held since June 1993, and has been a director of Incyte since 1991. Mr. Whitfield served as President of Incyte from June 1991 until January 1997 and as Treasurer from April 1991 until October 1995. Previously, Mr. Whitfield served as the President of Ideon Corporation, which was a majority owned subsidiary of Invitron Corporation, a biotechnology company, from October 1989 until April 1991. From 1984 to 1989, Mr. Whitfield held senior operating and business development positions with Technicon Instruments Corporation, a medical instrumentation company, and its predecessor company, CooperBiomedical, Inc., a biotechnology and medical diagnostics company. Prior to his work at Technicon, Mr. Whitfield spent seven years with the Boston Consulting Group's international consulting practice. Mr. Whitfield received a B.S. with First Class Honors in mathematics from Oxford University, and an M.B.A. with Distinction from Stanford University.

         TIMOTHY J. WOLLAEGER has been a director of the Company since March 1996. He has been the general partner of Kingsbury Associates, Kingsbury Capital Partners, L.P., Kingsbury Capital Partners, L.P. II and Kingsbury Capital Partners, L.P. III venture capital investment partnerships since 1993. From 1990 to 1993, Mr. Wollaeger served as Senior Vice President and was a director of Columbia Hospital Corporation ("CHC"), a hospital management company now known as Columbia/HCA Healthcare Corporation From 1986 until 1993, he was a general partner of the general partner of Biovest Associates, a venture capital investment firm. He is Chairman of the Board of Biosite Diagnostics, Inc. He received an M.B.A. from Stanford University and a B.A. in economics from Yale University.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 1998 the Board of Directors held seven meetings. The Board has an Audit Committee and a Compensation Committee.

         The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Dr. Rienhoff and Mr. Wollaeger. It met twice during fiscal year 1998.

         The Compensation Committee makes recommendations concerning executive salaries and incentive compensation, awards stock options to the Company's executive officers and consultants under the Company's equity incentive plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Committee is responsible for setting and administering the Company's policies governing the Company's employee benefit plans. The Compensation Committee is composed of three non-employee directors: Drs. Blair and Rienhoff and Mr. Kinsella. It met three times during fiscal year 1998.

         During the fiscal year ended December 31, 1997, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively, except Mr. Kinsella, who attended 70% of the aggregate of the Board and committee meetings in which he was entitled to participate.

                                   PROPOSAL 2

                   APPROVAL OF THE 1996 STOCK PLAN, AS AMENDED

         In January 1996, the Board adopted, and the stockholders subsequently approved, the Company's 1996 Stock Plan ("1996 Plan"). As a result of a previous amendment, as of March 19, 1999 there were 4,000,000 shares of Common Stock reserved for issuance under the 1996 Plan.

         As of March 19, 1999, options (net of canceled or expired options) covering an aggregate of 3,423,270 shares of the Company's Common Stock had been granted under the 1996 Plan and 576,730 shares of Common Stock (plus any shares that might in the future be returned to the 1996 Plan as a result of cancellations or expiration of options) remained available for future grant under the 1996 Plan. During the fiscal year ended December 31, 1998, under the 1996 Plan, the Company granted to all current executive officers, as a group, options to purchase 454,000 shares at exercise prices of $5.25 to $7.81 per share, and to all employees (excluding executive officers) and consultants, as a group, options to purchase 1,368,400 shares at exercise prices of $4.13 to $13.13 per share. No options to purchase shares under the 1996 Plan were made to any directors who were not officers.

         In November 1998, the Board of Directors voted to cancel and re-grant employee stock options on the terms described below. The Board approved this action because it believed retaining key employees to be in the best interest of the stockholders and the Company. The repricing was sought to motivate and retain key employees during a critical time in the Company's growth. The stock price of the Company had declined significantly since the beginning of 1998 and options granted had not appreciated in value. This reduced the value of the stock option program to the grantees as an element of the Company's compensation arrangements. None of the directors' stock options were repriced in 1998.

         Employee option holders were given the opportunity to exchange all of their current vested and unvested options on a one-for-one basis for new options with exercise prices equal to the fair market value of the Company's Common Stock as of November 19, 1998. The replacement options are not exercisable until November 20, 1999. Under certain circumstances, the replacement options may be cancelled by the Company and the original options reinstated. This plan was not available to members of the Board of Directors, and executive officers were not permitted to exchange options with an exercise price of $10.00 or below. The Compensation Committee allowed one officer to exchange options with an exercise price below $10.00 after reviewing that officer's total compensation package and the appropriateness of restricting his participation to the level of other executive officers.

         In February 1999, the Board approved an amendment to the 1996 Plan, subject to stockholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock option to the Company's employees. The amendment increases the number of shares authorized for issuance under the 1996 Plan from a total of 4,000,000 shares to 6,000,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

         In February 1999, the Board also amended the 1996 Plan, subject to stockholder approval, to increase the limit on the number of shares of Common Stock that may be subject to stock awards granted to any one person in any twelve-month period. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), denies a deduction to any publicly-held corporation for certain compensation paid to specified employees in a taxable year to the extent that the compensation exceeds $1 million for any covered employee. See "Federal Income Tax Information" below for a discussion of the application of
Section 162(m). In light of the Section 162(m) requirements, the Board of Directors has amended the 1996 Plan, subject to stockholder approval, to provide that no person may be granted stock awards under the 1996 Plan during any twelve-month period covering in excess of 400,000 shares of Common Stock. Previously, the formal limitation placed on the number of shares of Common Stock available for grants to any individual was 200,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

         Stockholders are requested in this Proposal 2 to approve the 1996 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1996 Plan as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

         The essential features of the 1996 Plan are outlined below:

GENERAL

         The 1996 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1996 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1996 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of options. In addition, the 1996 Plan permits the granting of stock appreciation rights (SARs) appurtenant to or independently of options, as well as stock bonuses and rights to purchase restricted stock (options, SARs, stock bonuses and rights to purchase restricted stock are hereinafter referred to as "Stock Awards").

PURPOSE

         The Board adopted the 1996 Plan to provide a means by which selected employees, officers, directors and consultants of the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Each of the Company's approximately 167 full-time employees and consultants are eligible to participate in the 1996 Plan.

ADMINISTRATION

         The 1996 Plan is administered by the Board or a committee appointed by the Board. The Board has the power to construe and interpret the 1996 Plan, and subject to the provisions of the 1996 Plan, the Board has the authority to select the persons to whom grants will be made, to designate the number of shares to be covered by each Stock Award, to determine whether an option is to be an incentive stock option or a nonstatutory stock option, to establish vesting schedules, to specify the option exercise price and the type of consideration to be paid to the Company upon exercise and, subject to certain restrictions, to specify other terms of the Stock Awards.

         The Board has delegated administration of the 1996 Plan to a Committee of the Board. In addition, the Board has delegated to Timothy J. Rink the authority to grant Stock Awards to certain non-executive office employees of the Company. As used herein with respect to the 1996 Plan, the "Board" refers to the Board of Directors as well as any person or committee to which administration of the 1996 plan has been delegated.

ELIGIBILITY

         Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the 1996 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of Stock Awards under the 1996 Plan.

         No incentive stock option may be granted under the 1996 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1996 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000. No person may be granted Stock Awards under the 1996 Plan, covering more than 400,000 shares of the Company's common stock in any twelve-month period.

STOCK SUBJECT TO THE 1996 PLAN

         Subject to this Proposal, an aggregate of 6,000,000 shares of Common Stock is reserved for issuance under the 1996 Plan. Pursuant to the 1996 Plan, shares subject to Stock Awards that have expired or otherwise terminated without having been exercised in full again become available for the grant, but shares subject to exercised stock appreciation rights will not again become available for the grant. If the Company reacquires unvested stock issued under the 1996 Plan, the reacquired stock will again become available for reissuance under the 1996 Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the 1996 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1996 Plan may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the Common Stock on the date of the option grant. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of March 19, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $7.375 per share.

         The exercise price of options granted under the 1996 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) in any other form of legal consideration acceptable to the Board, or (iii) pursuant to a deferred payment arrangement.

         REPRICING. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer optionees the opportunity to replace outstanding higher priced options with new lower priced options.

         OPTION EXERCISE. Options granted under the 1996 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1996 Plan typically vest at the rate of 25% on the first anniversary of the date of grant and 1/48th per month (25% per year) thereafter during the optionee's employment or services as a director or consultant. Shares covered by options granted in the future under the 1996 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 1996 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

         TERM. The maximum term of options under the 1996 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1996 Plan generally terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company unless (i) such termination is due to such person's permanent and total disability (as defined in the Code) in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination;
(ii) the optionee dies before the optionee's service has terminated, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. An optionee may designate a beneficiary who may exercise the option following the optionee's death. The option term may also be extended in the event that exercise of the option within those periods is prohibited for specified reasons.

TERMS OF STOCK APPRECIATION RIGHTS

The 1996 Plan authorizes three types of stock appreciation rights.

         TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution in an amount up to the difference between the aggregate market price of the vested shares purchasable under the surrendered option and the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights may be made in cash or an equivalent number of shares of Common Stock based on the market price of the Common Stock on the date of exercise.

         CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution in an amount up to the difference between the aggregate market price of the vested shares purchased upon exercise of the option and the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights may be made in cash or an equivalent number of shares of Common Stock based on the market price of the Common Stock on the date of exercise.

         INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution in an amount up to the difference between (i) the aggregate market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right and (ii) market price of such number of shares of stock on the date of grant of the independent stock appreciation right. Appreciation distributions payable upon exercise of independent stock appreciation rights may be made in cash or an equivalent number of shares of Common Stock based on the market price of the Common Stock on the date of exercise.

TERMS OF STOCK BONUSES AND RESTRICTED STOCK PURCHASE AWARDS

         Any stock bonuses or restricted stock purchase awards granted under the Stock Plan are/will be in such form and will contain terms and conditions as the Board deems appropriate. The purchase price under any restricted stock purchase agreement will not be less than 85% of the fair market value of the Company's Common Stock on the date of grant.

ADJUSTMENT PROVISIONS

         If there is any change in the stock subject to the 1996 Plan or subject to any option granted under the 1996 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1996 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares which may be granted to an employee during a calendar year and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

         The 1996 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger, or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 1996
Plan or substitute similar Stock Awards for those outstanding under the 1996 Plan. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 1996 Plan, or to substitute similar Stock Awards, then, (i) with respect to Stock Awards held by persons performing services as employees, directors or consultants, the time during which such Stock Awards may be exercised will be accelerated and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event and (ii) with respect to other Stock Awards outstanding under the 1996 Plan, such Stock Awards will be terminated if not exercised prior to such event. In addition, in connection with certain specified transactions, if a surviving corporation assumes Stock Awards outstanding under the 1996 Plan or substitutes similar Stock Awards for those outstanding under the 1996 Plan, and the services provided by the holder of such Stock Award are terminated within 18 months of such transaction other than for "cause" (as defined in the 1996 Plan) or death or disability, the term during which such Stock Awards may be exercised will be accelerated. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the 1996 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1996 Plan will terminate on January 22, 2006.

         The Board may also amend the 1996 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 1996 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the 1996 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1996 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

         Under the 1996 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may be transferred by the optionee only upon such terms and conditions as are set forth in the option agreement for such option. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate. Stock bonuses and restricted stock purchase agreements awarded under the 1996 Plan are generally non-transferable.

FEDERAL INCOME TAX INFORMATION

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

         If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

         Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NONSTATUTORY STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

         There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

         Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

         STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under
Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

         Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and
(iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).

                                   PROPOSAL 3

            APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

         In February 1997, the Board adopted, and the stockholders subsequently approved, the Company's Employee Stock Purchase Plan ("Purchase Plan"). As of March 19, 1999, there were 400,000 shares of Common Stock reserved for issuance under the Purchase Plan.

         In March 1999, the Board amended the Purchase Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Purchase Plan from a total of 400,000 shares to a total of 700,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board.

         During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: all current executive officers as a group, 11,422 shares ($5.17); and all employees (excluding executive officers) as a group, 83,531 shares ($4.91).

         As of March 19, 1999 purchase rights (net of canceled or expired purchase rights) covering an aggregate of 106,697 shares of the Company's Common Stock had been granted under the Purchase Plan. Only 293,303 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future sale under the Purchase Plan.

         Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

         The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

         The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Each of the Company's approximately 179 full- and part-time employees are eligible to participate in the Purchase Plan.

         The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

         The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

         The Board has the power, which it has not yet exercised, to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

OFFERINGS

         The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each offering is two (2) years long and is divided into four (4) shorter "purchase periods," each approximately six (6) months long.

ELIGIBILITY

         Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated affiliate as the Board may require, but in no event greater than two years preceding the first day of the offering. Officers of the Company are eligible to participate in offerings under the Plan provided, however, that the Board may provide in an offering that certain employees who are "highly compensated" as defined in the Code are not eligible to participate in the offerings.

         However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

PARTICIPATION IN THE PLAN

         Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' compensation during the offering.

PURCHASE PRICE

         The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or
(ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

PURCHASE OF STOCK

         By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of each purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

         While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering except as provided by the Board in the offering.

         Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

         Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

         Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Purchase Plan at any time. The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

         In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

         Subject to this Proposal, an aggregate of 700,000 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

         If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or
(ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

                                  PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1995. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                              SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 8, 1999 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                        SHARES
5% STOCKHOLDERS, DIRECTORS                            BENEFICIALLY     PERCENTAGE OF SHARES
AND NAMED EXECUTIVE OFFICERS                           OWNED (1)       BENEFICIALLY OWNED (1)
----------------------------                         --------------   -----------------------
The Kaufmann Fund, Inc............................       3,002,000                17.6%
140 East 45th Street
New York, NY  10017

Entities affiliated with BB Biotech...............       1,421,500                 8.3%
Vordergasse 3
8200Schaffhausen
CH/Switzerland
     Biotech Target
     Swiss Bank Tower
     Panama 1
     Republic of Panama
Timothy J. Rink (2)...............................         540,603                 3.1%
James C. Blair (3)................................          33,697                    *
Kevin J. Kinsella (4).............................         163,903                    *
Hugh Y. Rienhoff, Jr. (5).........................          12,674                    *
Lubert Stryer (6).................................         106,779                    *
Roy A. Whitfield (7) .............................           7,333                    *
Timothy J. Wollaeger (8)..........................         611,170                 3.6%
Paul J. England...................................               0                    *
Paul A. Grayson (9) ..............................          92,741                    *
John L. Mendlein (10) ............................          68,175                    *
Harry Stylli (11).................................         123,062                    *
All directors and executive officers as a
 group (12) (13 persons)..........................       1,761,513                10.2%

----------

* Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 17,042,549 shares outstanding on March 8, 1999, adjusted as required by rules promulgated by the SEC.

(2) Includes 459,036 shares held in a trust for which Dr. Rink is trustee and 16,000 shares held by Dr. Rink as custodian for one of his children. Dr. Rink disclaims beneficial ownership of all such shares. Also includes 58,500 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(3) Includes 9,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(4) Includes 148,222 shares held in a trust for which Mr. Kinsella is trustee. Also includes 6,014 shares held by Mr. Kinsella's spouse. Mr. Kinsella disclaims beneficial ownership of such shares. Also includes 9,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(5) Includes 9,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(6) Includes 22,556 shares of Common Stock held by Dr. Stryer's spouse. Also includes 9,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(7) Represents 7,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(8) Includes 601,503 shares held by Kingsbury Capital Partners, L.P. II ("Kingsbury"). Mr. Wollaeger is the general partner of Kingsbury. Mr. Wollaeger disclaims beneficial ownership of such shares except to the extent of his partnership interest therein. Also includes 9,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(9) Includes 32,292 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(10) Includes 15,858 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999.

(11) Includes 11,250 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(12) Includes 12,083 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(13) Includes 173,568 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 8, 1999. See Notes (2) through (12) above.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         In September 1997, the Board approved a resolution stating that each non-employee director of the Company shall receive a per meeting fee of $2,500 for every Board meeting at which such director is in attendance in person and $500 for every Board meeting at which such director is in attendance by telephone (plus $500 for each committee meeting attended by committee members). In the fiscal year ended December 31, 1998, the total compensation paid to non-employee directors was $69,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

         Each non-employee director of the Company also receives stock option grants under the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

         Pursuant to the terms of the Directors' Plan: (i) each person who upon the effective date of the Directors' Plan was a non-employee director automatically was granted a one-time option to purchase sixteen thousand (16,000) shares of Common Stock; (ii) each person who after the effective date of the Company's initial public offering for the first time becomes a non-employee director automatically will be granted, upon the date of his or her initial appointment or election to be a non-employee director, a one-time option to purchase sixteen thousand (16,000) shares of Common Stock; (iii) on the date of each annual meeting of the stockholders of the Company, each person who is elected at such annual meeting to serve as a non-employee director (other than a person who receives a grant in accordance with (ii) above on or during the three-month period preceding such date) automatically will be granted an option to purchase four thousand (4,000) shares of Common Stock. No other options may be granted at any time under the Directors' Plan. No options granted under the Directors' Plan may be exercised after the expiration of ten years from the date it was granted. Options granted under the Directors' Plan vest monthly over a four-year period. Options granted under the Directors' Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee cease to be a member of the Board of Directors of the Company before vesting. The exercise price of options under the Directors' Plan will equal 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Directors' Plan are generally non-transferable. Unless otherwise terminated by the Board of Directors, the Directors' Plan automatically terminates on June 19, 2007. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

         During the fiscal year ended December 31, 1998, the Company granted options covering an aggregate of 24,000 shares to the non-employee directors of the Company, at the exercise price of $11.06 per share. The exercise price per share of each option was equal to the fair market value of the Company' Common Stock on the respective dates of grant, as determined in accordance with the Directors' Plan. As of March 19, 1999, no options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows, for the fiscal years indicated, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 1998 (the "Named Executive Officers"):

                                            SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                             --------------------
                                                 ANNUAL COMPENSATION (1)         SECURITIES
                                               ---------------------------   --------------------
                                                                                 UNDERLYING           ALL OTHER
    NAME AND PRINCIPAL POSITION        YEAR     SALARY($)        BONUS($)        OPTIONS(#)         COMPENSATION
------------------------------------  ------   -----------      ----------   --------------------  --------------
Timothy J. Rink.....................   1998      $337,512         $87,500              75,000              0
  President, Chief Executive           1997       297,928          81,250             108,000              0
  Officer and Chairman of the Board    1996       229,649          50,000                   0        $27,188(2)

Paul A. Grayson.....................   1998       191,667          40,000              20,000              0
   Senior Vice President,              1997       142,500          46,500              65,000              0
   Corporate Development
                                                                                                           0
Harry Stylli.........................  1998       174,417          40,000              40,000              0
  Senior Vice President, Screen
  Technology and New Technology
  Ventures

Paul J. England.....................   1998       146,686          45,000(3)          125,000         11,816(4)
   Senior Vice President, Research

John Mendlein.......................   1998       163,333          40,000              60,000(5)           0
   Vice President, Intellectual        1997       130,729          31,500              45,200            977(6)
   Property and Senior Legal Counsel

---------------------

(1) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table. As of December 31, 1998, the Named Executive Officers held the following shares of non-vested restricted Common Stock having the aggregate value listed: Mr. Grayson held 20,000 shares valued at $128,760, Dr. Stylli held 27,959 shares valued at $180,000, and Dr. Mendlein held 20,000 shares valued at $128,760.

(2) Represents fees paid for consulting services rendered prior to employment with the Company from January to March 1996.

(3)  Includes $15,000 hiring bonus for Dr. England.

(4)  Includes amounts paid for relocation expenses for Dr. England.

(5)  Includes options that were granted in a prior year and repriced in 1998.

(6)  Includes amounts paid for relocation expenses for Dr. Mendlein.

                        STOCK OPTION GRANTS AND EXERCISES

          The Company grants options to its executive officers under the 1996 Plan. As of March 8, 1999, options to purchase a total of 3,04,408 shares were outstanding under the 1996 Plan and options to purchase 576,730 shares remained available for grant thereunder. The following tables show for the fiscal year ended December 31, 1998, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive
Officers:

                                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL
                                                                                         REALIZABLE VALUE AT ASSUMED
                             NUMBER OF        % OF                                                 ANNUAL
                            SECURITIES        TOTAL                                         RATES OF STOCK PRICE
                            UNDERLYING       OPTIONS                                            APPRECIATION
                              OPTIONS      GRANTED TO     EXERCISE OR                         FOR OPTION TERM (4)
                              GRANTED     EMPLOYEES IN    BASE PRICE     EXPIRATION   -------------------------------
NAME                          (#)(1)         1998(2)      ($/SH)(3)        DATE            5% ($)          10% ($)
------------------         ------------  --------------  -------------  ------------  -------------------------------
Timothy J. Rink               75,000            4.10%       $7.688        7/22/08          $362,621      $918,952

Paul A. Grayson               20,000            1.10%        7.563        5/31/08            95,127       241,069

Harry Stylli                  40,000            2.19%        7.688        7/22/08           193,398       490,108

Paul J. England              100,000            5.48%        5.25         3/30/08           303,945       756,336
                              25,000            1.37%        7.813        6/10/08           122,839       311,298

John Mendlein, Ph.D           40,000            2.19%        7.563        5/31/08           112,553       482,139
                              20,000(5)         1.10%        5.25         11/2/07            57,520       141,488

-------------------

(1) The stock options generally vest over a four year period, 25% on the first anniversary of the grant date and approximately 2.084% each month thereafter until fully vested, and have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. The material terms of the Company's 1996 Plan are described in Proposal 2 above. Includes options that were granted in prior years and replaced as a result of the repricing.

(2) Based on options to purchase an aggregate of 1,822,400 shares of the Common Stock granted to Company employees, including the Named Executive Officers, and consultants. Does not include options that were granted in 1998 and subsequently cancelled as a result of the repricing.

(3) The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant as determined in the good faith judgment of the Board.

(4) The potential realizable value is based on the form of the option at its time of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. Pursuant to SEC guidelines, for options granted prior to the Company's initial public offering, the stock price on the date of grant is deemed to be equal to the value used by the Company for accounting purposes to determine if any compensation expense related to the option grants is reportable. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.

(5) Represents options that were granted in a prior year and repriced in 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                               NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                                    OPTIONS AT                      DECEMBER 31, 1998
                               DECEMBER 31,1998 (#)                      ($)(1)
                           -----------------------------      ----------------------------
     NAME                    EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
-----------------------    -----------------------------      ----------------------------
Timothy J. Rink                   49,500/133,500                   $241,313/$285,188

Paul A. Grayson                    25,521/59,479                   $109,062/$123,438

Harry Stylli                       9,167/50,833                     $51,564/$60,936

Paul J. England                      0/125,000                        $0/$112,500

John Mendlein, Ph.D                18,967/66,233                    $86,501/$85,250

------------------

(1) The fair market value of the underlying shares on the last day of the fiscal year less the exercise or base price.

                              EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Drs. Rink and Foulkes, each of which have since expired or terminated pursuant to their terms. (See "Certain Transactions")

         The Company executed a letter agreement with Thomas G. Klopack, in connection with his employment with the Company. Pursuant to the letter agreement, Mr. Klopack is to be paid a minimum base salary of $180,000 per year and a hiring bonus of $20,000, which may be required to be returned to the Company under certain circumstances. In addition, Mr. Klopack was guaranteed a minimum year-end 1998 bonus of $10,000 if the Board assessed his performance as satisfactory. Mr. Klopack also received an interest-free loan of $60,000 to assist with the purchase of a residence in connection with his relocation to San Diego, secured by his primary residence. The loan will be forgiven annually over four years at the rate of $15,000 per year if Mr. Klopack is employed by Aurora at December 31 of each of those years. In consideration of such forgiveness, any performance-based bonus awarded to Mr. Klopack for each of those years will be reduced by 50%, up to a maximum of $10,000 each year. In the event Mr. Klopack's employment is terminated by the Company other than for cause, he is entitled to a severance payment equal to twelve months' salary if the termination occurs in the first twelve months of his start date, nine months' salary if between twelve and eighteen months after his start date, or six months' salary if between eighteen and twenty-four months after his start date.

         The Company executed a letter agreement with Paul J. England, in connection with his employment with the Company. Pursuant to the letter agreement, Dr. England is to be paid a minimum base salary rate of $180,000 per month, and a hiring bonus of $15,000. Dr. England received a grant of 100,000 options on the same general terms as all employees, except that in the event of a change in control of the Company where Dr. England's employment was terminated within a 12 month period of that change, that grant of options would continue to vest normally for an additional 12 months.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION (1)

         The Compensation Committee of the Board of Directors (the "Committee") consists of Dr. Blair, Dr. Rienhoff and Mr. Kinsella. None of the members are officers or employees of the Company. The Committee also receives input from the Chief Executive Officer regarding compensation of all executive officers other than the Chief Executive Officer, who considers the same criteria as that considered by the Committee, as described below.

Compensation Philosophy

         The Committee is responsible for setting and administering the Company's policies governing employee compensation and employee benefit plans, as well as establishing and administering the Company's executive compensation arrangements to attract and retain executives capable of leading the Company to meet its business objectives and to motivate them to enhance long-term shareholder value. A significant portion of the Company's annual executive compensation program is determined on the basis of corporate performance. The program is designed to provide base salaries that represent competitive compensation for the Company's executive officers, incentive compensation and long-term incentives that motivate the Company's executive officers to achieve strategic business objectives over the long term.

         SALARY. Salary is targeted at competitive levels within the biotechnology industry. For the purpose of establishing these levels, the Company compares itself to a self-selected group of biotechnology companies in stages of development similar to that of the Company. The companies included in the survey are not necessarily the same as the companies included in the market indices included in the performance graph in this Proxy Statement. Although the compensation (salary and bonus) survey referred to above and the market indices included in the performance graph are broad and include companies in related industries, the market surveys and indices were created for different purposes and accordingly are not comparable.

         Based on the data generated in the surveys, the Committee then sets target salary levels applicable to each executive officer. For fiscal year 1998, the Committee established target salaries at levels approximating the median levels determined based on the surveys. The Committee made its target salary determinations subjectively after considering the competitive nature of the biotechnology industry and the Company's need to attract and retain talented executive officers.

         The Committee then considers the level of responsibility, experience and contributions of each executive officer and sets each officer's salary taking into account the target compensation, recent corporate performance and the Committee's evaluation of individual performance. For fiscal 1998, the salary of each executive officer was generally at or near the median target compensation levels determined through the surveys.

         LONG-TERM INCENTIVES. Long-term incentives are provided to executives through the Company's equity incentive program, which consists primarily of its 1996 Stock Plan. Grants under the 1996 Stock Plan are GENERALLY made at fair market value, have a term of 10 years and are subject to vesting over four years, with vesting tied to continued employment. This component of compensation is intended to retain and motivate executives to improve long-term stock market performance and accordingly, executives receive value from this plan only if the Company's Common Stock appreciates. Additional long-term incentives are provided through the Company's Employee Stock Purchase Plan in which all eligible employees may participate up to 15% of their annual compensation.


--------
(1) The material in this report is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

         Option grant levels to executive officers are subjectively determined by the Committee after considering stock option grant data taken from the compensation surveys referred to above, as well as the level of responsibility, experience and contributions of each executive officer. Generally, the Committee expects to grant options to executive officers annually as part of the performance review process for each officer. In determining the size of individual grants, the Committee also considers the number of shares subject to previous grants to each executive officer, including the number of shares that have vested and remain unvested.

         Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that stock options granted under the Company's 1996 Stock Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation."

         CASH BONUS AWARDS. Each executive officer, including the Chief Executive Officer, was eligible to receive and did receive an annual cash award for 1998. These cash bonuses were paid based upon the achievement of certain business objectives including the completion of financing and lease transactions, the initiation and continuation of corporate collaborations including completion of milestones as well as the issuance of patents relating to the Company's proprietary technology. The Committee's recommendations were based on the accomplishments described above, as well as particular accomplishments achieved by the executive during the year in his area of responsibility, and such other factors as the Compensation Committee deemed relevant to motivate the executive to achieve strategic performance levels.

Repricing of Outstanding Options

         In November 1998, the Board of Directors voted to cancel and re-grant employee stock options on the terms described below. The Board approved this action because it believed retaining key employees to be in the best interest of the stockholders and the Company. The repricing was sought to motivate and retain key employees during a critical time in the Company's growth. The stock price of the Company had declined significantly since the beginning of 1998 and options granted had not appreciated in value. This reduced the value of the stock option program to the grantees as an element of the Company's compensation arrangements. None of the directors' stock options were repriced in 1998.

         Employee option holders were given the opportunity to exchange all of their current vested and unvested options on a one-for-one basis for new options with exercise prices equal to the fair market value of the Company's Common Stock as of November 19, 1998. The replacement options are not exercisable until November 20, 1999. Under certain circumstances, the replacement options may be cancelled by the Company and the original options reinstated. This plan was not available to members of the Board of Directors, and executive officers were not permitted to exchange options with an exercise price of $10.00 or below. The Compensation Committee allowed one officer to exchange options with an exercise price below $10.00 after reviewing that officer's total compensation package and the appropriateness of restricting his participation to the level of other executive officers.

                      TEN-YEAR OPTION REPRICING INFORMATION

         The following table shows certain information concerning the repricing of options received by the Named Executive Officers during the last ten years.

                                      NUMBER OF     MARKET                                        LENGTH
                                     SECURITIES    PRICE OF        EXERCISE                     OF ORIGINAL
                                     UNDERLYING    STOCK AT        PRICE AT                     OPTION TERM
                                       OPTIONS      TIME OF         TIME OF                      REMAINING
                                      REPRICED     REPRICING       REPRICING        NEW         AT DATE OF
                                         OR           OR              OR         EXERCISE      REPRICING OR
                                       AMENDED     AMENDMENT       AMENDMENT       PRICE         AMENDMENT
NAME                       DATE          (#)          ($)             ($)           ($)          (MONTHS)
----------------------------------------------------------------------------------------------------------
Paul J. England          11/20/98       100,000       $5.25         $11.13         $5.25             112
Senior Vice President,
Research

John D. Mendlein         11/20/98        20,000        5.25          13.375         5.25             108
General Counsel
Vice President,
Intellectual Property

Chief Executive Officer Compensation

         The salary of Dr. Rink is reviewed periodically by the Compensation Committee in light of his accomplishments in furthering the growth of the Company and the salaries paid to chief executive officers of comparable companies. The base salary of Timothy J. Rink, M.D., Sc.D., Chairman, Chief Executive Officer and President, was increased by the Compensation Committee in December 1998 by $45,000 over his 1997 base salary of $325,000, to the new salary of $370,000, in recognition of the increased revenues, the progress made in the development of the UHTSS-TM- platform, delivery of UHTSS-TM-modules to the syndicate members, delivery of screening services and other technologies to customers, the initiation of additional collaborations, the establishment of new research programs, the establishment of key intellectual property licensing agreements, the continued development of new assay technologies and the recruitment of key executives. For 1998, Dr. Rink received a cash bonus equal to approximately twenty-five percent of his base salary in recognition of the accomplishments referred to above. In addition, after considering Dr. Rink's current stock levels, and in recognition of achievements, the Committee awarded a grant to Dr. Rink of options to acquire 75,000 shares of the Company's Common Stock under the 1996 Stock Plan.

Compensation Committee

James C. Blair
Kevin J. Kinsella
Hugh Y. Rienhoff, Jr.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON(1)

         The following graph shows the total stockholder return of an investment of $100 in cash on June 19, 1997 for (i) the Company's Common Stock, (ii) the CRSP Total Return Index for the Nasdaq Stock Market (US) ("Nasdaq US") and (iii) Nasdaq Pharmaceutical Stocks ("Nasdaq PH"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

                                    [GRAPH]


(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

         In 1996, the Company entered into employment agreements with Timothy
J. Rink, its Chief Executive Officer and President, and J. Gordon Foulkes, its former Chief Technical Officer. Dr. Rink's agreement provided for a minimum annual base salary of $250,000. In the event that Dr. Rink's employment was terminated, other than "for cause" (as defined in his employment agreement) , he would have been entitled to severance payments equal to six (6) times his then-current monthly base salary. Dr. Rink's employment agreement expired on March 1, 1999.

         Dr. Foulkes' employment agreement provided a minimum annual base salary of $250,000, and also provided that, in the event of termination other than "for cause" (as defined in his employment agreement), he would receive severance payments equal to twelve (12) times his then-current monthly base salary, plus $100,000. In June 1998, in connection with Dr. Foulkes' resignation from the Company, the Company paid Dr. Foulkes $367,500. In October, 1996, the Company loaned Dr. Foulkes $150,000 to assist with the purchase of a residence in connection with Dr. Foulkes' relocation to San Diego, secured by a second deed of trust on the property. The loan is interest-free and payable on June 11, 1999.

         Mr. Klopack received an interest-free loan of $60,000 to assist with the purchase of a residence in connection with Mr. Klopack's relocation to San Diego, secured by his primary residence. The loan will be forgiven annually over four years at the rate of $15,000 per year if Mr. Klopack is employed by Aurora at December 31 of each of those years. In consideration of such forgiveness, any performance-based bonus awarded to Mr. Klopack for each of those years will be reduced by 50%, up to a maximum of $10,000 each year.

         Dr. Stylli received a loan in the amount of $60,000 to assist with the purchase of a residence in San Diego. The loan bears interest at the rate of 5.66% per year, payable monthly, and was originally secured by all of Dr. Stylli's shares of Aurora Common Stock and options. The loan was due in full upon demand of the Company at any time after February 1998. In February 1999, the Board of Directors amended the loan agreement to be due and payable in February 2001 and secured by 30,000 shares of Aurora Common Stock owned by Dr. Stylli. All other securities were released.

         The Company has granted options to certain of its directors and executive officers. The Company has also entered into an Indemnification Agreement with each of its directors and executive officers which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the disinterested directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                              By Order of the Board of Directors


                              /s/ Tom Coll

                              Thomas A. Coll
                              Corporate Secretary


April 1, 1999


         A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, AURORA BIOSCIENCES CORPORATION, 11010 TORREYANA ROAD, SAN DIEGO, CALIFORNIA, 92121.

                           AURORA BIOSCIENCES CORPORATION

                                  1996 STOCK PLAN

                               ADOPTED JANUARY 23, 1996

                   AS AMENDED AND RESTATED AS OF FEBRUARY 4, 1997

                            AS AMENDED ON APRIL 21, 1998

                             AS AMENDED ON MAY 28, 1998

1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)   "BOARD" means the Board of Directors of the Company.

     (c) "CAUSE" shall mean any of the following: (a) an intentional act which materially injures the Company; (b) an intentional refusal or failure to follow lawful and reasonable directions of the Board or an individual to whom a person reports (as appropriate); (c) a willful and habitual neglect of duties; or (d) a conviction of a felony involving moral turpitude which is reasonably likely to inflict or has inflicted material injury on the Company.

     (d) "CHANGE IN CONTROL" means: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) after the Listing Date, the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

     (e)   "CODE" means the Internal Revenue Code of 1986, as amended.

     (f) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (g) "COMPANY" means Aurora Biosciences Corporation, a Delaware corporation.

     (h) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (i) "CONSTRUCTIVELY TERMINATED" shall mean the voluntary termination of Continuous Status as an Employee, Director or Consultant by a person within fifteen (15) days after any of the following are undertaken without such person's express written consent: (a) the assignment to such person of any duties or responsibilities which result in a material diminution or adverse change of such person's position, status or circumstances of employment or engagement, other than a mere change in title or reporting relationship; (b) reduction by the Company in such person's base salary or compensation; (c) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which such person is participating (hereinafter referred to as "Benefit Plans"), or the taking of any action by the Company which would adversely affect such person's participation in or reduce such person's benefits under any Benefit Plans or deprive such person of any fringe benefit then enjoyed by such person, PROVIDED, HOWEVER, that such person's termination shall not be deemed to be Constructively Terminated if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans; (d) a relocation of such person or the Company's principal business offices to a location more than fifty
(50) miles from the location at which such person performs duties, except for required travel by such person on the Company's business to an extent substantially consistent with such person's business travel obligations; (e) any breach by the Company of any material agreement between such person and the Company concerning such person's employment or engagement; or (f) any failure by the Company to obtain the assumption of any material agreement between such person and the Company concerning such person's employment or engagement by any successor or assign of the Company.

     (j) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (k) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (l)   "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (m)   "DIRECTOR" means a member of the Board.

     (n)   "DISABILITY" means permanent and total disability as defined in
Section 422(c)(6) of the Code.

     (o) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (q) "FAIR MARKET VALUE" means, as of any date, the value of the common stock determined as follows and, in each case, in a manner consistent with
Section 260.140.50 of Title 10 of the California Code of Regulations:

             (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (r) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (s) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (t) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

     (u) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee" for purposes of Rule 16b-3.

     (v) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (w) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (x)   "OPTION" means a stock option granted pursuant to the Plan.

     (y) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (z) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (aa) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (bb)   "PLAN" mans this 1996 Stock Plan.

     (cc) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company when discretion is being exercised regarding the Plan.

     (dd)   "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (ee) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (ff) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (gg) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (hh)   "SURVIVING STOCK AWARDS" shall have the meaning set forth in
Section 13(b) of the Plan.

     (ii) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

             (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (3)   To amend the Plan or a Stock Award as provided in Section
14.

             (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to a committee of one or more members of the Board and the term Committee shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to
Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate six million (6,000,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

     (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than four hundred thousand (400,000) shares of the Company's common stock in any twelve (12) month period. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 4);
(B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.   OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)   TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, or (B) in any other form of legal consideration that may be acceptable to the Board.

     (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person; PROVIDED, HOWEVER, that, after the Listing Date, to the extent permitted by applicable law, a Nonstatutory Stock Option shall be transferable by the person to whom such Option is granted upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or Committee shall determine in its discretion. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three
(3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which shall not be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth
(10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; PROVIDED, HOWEVER, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and
(iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (j) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares exercised pursuant to the Option; PROVIDED, HOWEVER, that (i) such repurchase right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant and
(ii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of (A) the stock's Fair Market Value at the time of such termination, or (B) the original purchase price paid for such shares by the Optionee.

     (k) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option.

     (l) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option
(i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase Stock Award Agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a QDRO satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee. The applicable agreement shall provide (i) that the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Stock Award was granted, and (ii) such right shall be exercisable only (A) within the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the holder of the Stock Award (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time of grant subject to Section 16(b) of the Exchange Act, the Stock Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

             (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

             (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

             (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.   CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by
Section 162(m) of the Code.

10.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the

Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

     (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (b) Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This subsection shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's By-Laws and the provisions of the Delaware General Corporation Law or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any twelve (12) month period pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of a Change in Control, then: (i) any surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in such Change in Control) for those outstanding under the Plan (such assumed or substituted stock awards are collectively referred to herein as the "SURVIVING STOCK AWARDS"), or (ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan (A) with respect to Stock Awards held by persons performing services as Employees, Directors or Consultants immediately prior to the effective date of such Change in Control, subject to any applicable provisions of the California Corporate Securities Law of 1968 and related regulations relied upon as a condition of issuing securities pursuant to the Plan, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and such Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) unless otherwise provided in this Section 13, with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to the effective date of such Change in Control.

     (c) In addition, with respect to any person (i) who is Constructively Terminated within the sixty (60) day period immediately preceding the effective date of a Change in Control or (ii) whose Continuous Status as an Employee, Director or Consultant is terminated by the Company within the sixty (60) day period immediately preceding the effective date of a Change in Control other than (A) for Cause or (B) upon such person's death or Disability, any Stock Awards held by such person shall: (a) become fully vested, and any repurchase right held by the Company with respect to shares acquired by such person under a Stock Award shall lapse, immediately upon the effective date of such Change in Control, (b) in the event such Stock Award is granted after May 28, 1998 or has an exercise price in excess of $7.50 per share (as adjusted for stock splits and the like subsequent to May 28, 1998) be exercisable within the period ending on the earlier of (u) twelve (12) months following termination of such person's Continuous Status as an Employee, Director or Consultant or (v) expiration of the term of such Stock Award, as set forth therein or as otherwise provided in the Plan and (c) terminate immediately upon the completion of the period described in clause
(b) of this sentence, if applicable, or as provided in such Stock Award.

     (d) Further, with respect to any person (i) who was providing services as an Employee, Director or Consultant immediately prior to the effective date of a Change in Control and (ii) (A) who is Constructively Terminated within the thirteen (13) month period following the effective date of such Change in Control or (B) whose Continuous Status as an Employee, Director or Consultant is terminated by the surviving or acquiring corporation within the thirteen (13) month period following the effective date of such Change in Control other than (w) for Cause or (x) upon such person's death or Disability, any Surviving Stock Awards held by such person shall: (a) become fully vested, and any repurchase right held by the acquiring or surviving corporation with respect to shares acquired by such person under a Surviving Stock Award shall lapse, immediately upon termination of such person's Continuous Status as an Employee, Director or Consultant, (b) in the event such Stock Award is granted after May 28, 1998 or has an exercise price in excess of $7.50 per share (as adjusted for stock splits and the like subsequent to May 28, 1998) be exercisable within the period ending on the earlier of (y) twelve (12) months following termination of such person's Continuous Status as an Employee, Director or Consultant or (z) expiration of the term of such Surviving Stock Award, as set forth therein or as otherwise provided in the Plan and (c) terminate immediately upon completion of the period described in clause (b) of this sentence, if applicable, or as provided in such Stock Award.

     (e) Notwithstanding subsections 13(c) and (d) above, in the event all of the following occurs: (i) a contemplated Change in Control would occur prior to May 28, 2000 (the date two (2) years following the adoption of subsections 13(c) through (h)); (ii) such potential acceleration of vesting (and exercisability) under subsections 13(c) or (d) would BY ITSELF cause a contemplated Change in Control, that would otherwise be eligible to be accounted for as a "pooling of interests" accounting transaction, to become ineligible for such accounting treatment; and (iii) the potential acquiror of the Company desires to account for such contemplated Change in Control as a "pooling of interests" transaction, then such acceleration shall not occur. Additionally, in the event that the restrictions upon acceleration provided for in the immediately preceding sentence BY ITSELF would cause a contemplated Change in Control to become ineligible to be accounted for as a "pooling of interests" accounting transaction, then such restrictions shall be deemed inoperative. Accounting issues shall be determined by the Company's independent public accountants applying generally accepted accounting principles.

     (f) The terms of a particular Stock Award may provide for different terms to govern events described in this Section 13. In the event the provisions of this Section 13 conflict with an employment agreement or other agreement relating to the rights of the holder of a Stock Award, the provisions of this Section 13 and the conflicting agreement shall be construed to provide the greatest benefit to the holder of the Stock Award.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) Increase the number of shares reserved for Stock Awards under the Plan;

               (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code); or

               (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 22, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                           AURORA BIOSCIENCES CORPORATION
                            EMPLOYEE STOCK PURCHASE PLAN

                              ADOPTED FEBRUARY 4, 1997

          (SHARE NUMBERS HEREIN HAVE BEEN ADJUSTED TO REFLECT THE FOUR
            FOR FIVE REVERSE STOCK SPLIT EFFECTED ON APRIL 25, 1997)

1.   PURPOSE.

     (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Aurora Biosciences Corporation, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

        (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

        (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iv)  To amend the Plan as provided in paragraph 13.

        (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates.

     (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate seven hundred thousand (700,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING.

     (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of
Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

     (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.   ELIGIBILITY.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee is in the employ of the Company and has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five
(5) months per calendar year.

     (b) Each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate shall not be eligible to be granted rights under such Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock effected in accordance with such Offering.

     (b) In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

        (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

        (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides; provided, however, that an eligible employee shall be entitled to participate in no more than one (1) Offering at any time. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), which shall include commissions and overtime pay, but shall exclude bonuses, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company or an Affiliate. A participant may reduce (including to zero) or increase such payroll deductions after the beginning of any Offering only as provided for in the Offering. A participant may not make additional payments into his or her account.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan. A reduction of payroll deductions to zero shall not, by itself, constitute a withdrawal from an Offering.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable, and, except as provided in paragraph 14, shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE.

     (a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares on the final Purchase Date of an Offering shall be distributed to the participant after such final Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's stockholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

     (b)  In the event of:  (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan,
(ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

        (i) Increase the number of shares reserved for rights under the Plan;

        (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under
Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

        (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.  DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon the effectiveness of the Company's initial public offering of shares of common stock, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

PROXY                  AURORA BIOSCIENCES CORPORATION                   PROXY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 4, 1999



     The undersigned appoints Timothy J. Rink and John D. Mendlein, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Aurora Biosciences Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 11010 Torreyana Road, San Diego, California, 92121, on Tuesday, May 4, 1999, at 2:00 p.m., local time, and at any and all continuations, adjournments of postponements thereof, with all powers that the undersigned would possess if personally present, upon in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)


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

                        AURORA BIOSCIENCES CORPORATION       PLEASE MARK
                                                             YOUR CHOICE
                                                             LIKE THIS IN  /X/
                                                             BLUE OR BLACK
                                                                 INK

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED. MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.


1. TO ELECT DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED.

    For All (Except Nominee(s)          WITHHOLD
    written below)                         All

              / /                          / /

NOMINEES: Timothy J. Rink, James C. Blair, Kevin J. Kinsella, Hugh Y. Rienhoff, Jr., Lubert Stryer, Roy A. Whitfield, Timothy J. Wollaeger.

(Instruction: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.)

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                                                 FOR    AGAINST  ABSTAIN

2. To approve the Company's 1996 Stock Plan,     / /      / /       / /
   as amended, to increase the aggregate
   number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares.

3. To approve the Company's Employee Stock       / /     / /        / /
   Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 300,000 shares.

4. To ratify the election of Ernst & Young LLP   / /     / /        / /
   as independent auditors of the Company for its fiscal year ending December 31, 1999.


                                    Dated:_____________________________1999


                                    Signature(s)___________________________


                                    _______________________________________

                                    NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, etc., please give your full title.


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